Northwest Commercial Loan Office


          _________________________________________________________________

          [PEOPLE'S BANK LOGO]          People's Bank
                                        255 Bank Street
                                        Waterbury, Connecticut 06702-2219

                                        203-591-2620  Fax: 203-591-2624


          March 24, 1995


          Mr. Robert F. Wasco, VP Finance
          Colonial Data Technologies Corp.
          80 Pickett District Road
          New Milford, CT  06776


          Dear Bob:

          This letter will confirm that pursuant to your request, People's Bank has reduced the maximum amount of CDT's credit facility to $4,000,000 effective February 22, 1995.

          In addition, the Bank is pleased to advise you that we have approved your request to reduce the commitment fee on the unused portion of the facility from one-half percent to one-quarter percent.

          Thank you for your continuing support of People's Bank.


          Sincerely,

          /s/ Richard M. Harmonay, Jr.

          Richard M. Harmonay, Jr.
          Assistant Vice President